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                                                                  Exhibit 99.14b

                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
The SMALLCap Fund, Inc.:

We consent to the use of our report, dated February 4, 2002, incorporated by reference herein and to the references to our firm under the headings "Audit Services and Fees" and "Experts" in the combined proxy statement and prospectus.


                                  /s/ KPMG LLP


New York, New York
April 11, 2002